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                                                                   EXHIBIT 10.33

                           CGX COMMUNICATIONS, INC.
                             AMENDED AND RESTATED
                          1998 EQUITY INCENTIVE PLAN

     (S)  1.   Purpose
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     The purpose of the CGX Communications, Inc. Amended and Restated 1998
Equity Incentive Plan (this "Plan") is to attract and retain key employees and consultants of CGX Communications, Inc., a Delaware corporation (the "Company") and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock. Certain capitalized terms used herein are defined in Section 9 below.

     (S)  2.   Administration
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     This Plan shall be administered by the Committee.  The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of this Plan as it shall from time to time consider advisable, and to interpret the provisions of this Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under this Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

     (S)  3.   Eligibility
               -----------

     All employees and consultants of the Company or any Affiliate of the Company, except for consultants residing in any state in which an exemption from registration under such state's securities laws would not be available for this Plan, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in this Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

     (S)  4.   Stock Available for Awards
               --------------------------

               (a) Amount. Subject to adjustment under Subsection (b), Awards
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may be made under this Plan for up to an aggregate total of 1,500,000 shares of
Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under this Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company
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shall not reduce the shares available for Awards under this Plan. Shares issued under this Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

               (b) Adjustment. In the event that the Committee in its sole
                   ----------
discretion determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by this Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) may equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under this Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award. The issuance of shares of the Company's Common Stock or options, warrants, or debt instruments (convertible or otherwise), not in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares (e.g., to raise additional capital) shall not be an event for which an adjustment under this Section 4(b) shall apply.

               (c) Restricted Stock; Restrictions Prior to Public Offering. All
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shares of Common Stock issued upon the exercise of any options issued under this
Plan shall be subject to the restrictions set forth in Section 7 below.

     (S)  5.   Stock Options
               -------------

               (a) Grant of Options. Subject to the provisions of this Plan, the
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Committee may grant options ("Options") to purchase shares of Common Stock (i)
complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). Options granted under this Plan shall be evidenced by stock option agreements authorized by the Board and executed by a duly authorized officer of the Company. Such stock option agreements shall provide that options shall be exercisable at such times and subject to such terms and conditions as the Board may specify in such agreements and the Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable; subject to the following limitations and requirements:

                   (1) Option Price. The option price per common share shall be
                       ------------
not less than 100 % of the Fair Market Value of the common shares on the date of grant of such option; provided, however, that the option price of any Options granted to any person that owns more than 10% of the outstanding Common Stock shall not be less than 110% of such Fair Market Value.

                   (2) Period Within Which Option May Be Exercised. Each Option
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granted under this Plan shall terminate (become non-exercisable) after the expiration of ten years from the date of grant of such Option; provided, however, the Incentive Stock Options granted to any person

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who owns, at the time of grant, more than 10% of the outstanding Common Stock, shall terminate after the expiration of five years from the date of grant of such Option. Regardless of the immediately preceding sentence, the Board shall have the discretion to set a shorter termination period.

               (b) Termination of  Employment, Etc.  The Board may, in its sole
                   -------------------------------
discretion, impose more restrictive conditions on the exercise of an Option granted under this Plan, including, without limitation, providing for no exercise of any Option after termination of a Participant's status as an employee, director or consultant of (i) the Company, (ii) Cleartel Communications, Inc. and/or Cleartel Communications Limited Partnership (collectively, "Cleartel"), (iii) an Affiliate of either the Company or Cleartel, or (iv) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies; provided, however, that any and all such conditions shall be specified in the stock option agreement limiting and defining such Option. The Board may provide that the Company offer to repurchase some or all unexercised and vested Options, or Common Stock issued upon the exercise of such Options, upon such terms and conditions as are set forth in the applicable stock option agreement. Whether time spent on leave of absence granted by the Company, Cleartel or any Affiliate of either of them shall constitute continued employment for purposes of this Plan, shall be determined by the Board in its sole discretion.

               (c) More Than One Option Granted to a Participant. More than one
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Option, and more than one form of Option, may be granted to a Participant under this Plan.

               (d) Partial Exercise. Unless otherwise provided in the stock
                   ----------------
option agreement, any exercise of an Option granted under this Plan may be made in whole or in part.

               (e) Limitation on Amount of Incentive Stock Options. To the
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extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options (determined without regard to this subsection) become exercisable by a Participant for the first time during any calendar year (including for purposes of such calculations all Incentive Stock Options granted pursuant to all stock plans of the Company and its Subsidiaries) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this subsection, the Fair Market Value of Common Stock shall be determined at the time the Option is granted.

               (f) Payment. No shares shall be delivered pursuant to any
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exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Board at or after the grant of the Option, by delivery of a fully-recourse note or other commitment satisfactory to the Board or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Board may determine.


     (S)  6.   Stock Appreciation Rights
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               (a) Grant of SARs. Subject to the provisions of this Plan, the
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Committee may grant rights to receive any excess in value of shares of Common
Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option (at or after the award of the Option). SARs shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

               (b) SAR Agreement. SARs shall be evidenced by written agreements
                   -------------
in such form as the Board may from time to time determine, which agreements may be in the form of an appropriate provision in any related stock option agreement.

               (c) Exercise. A Participant who has been granted SARs may, form
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time to time, in lieu of the exercise of an equal number of options, elect to exercise one or more SARs and thereby become entitled to receive from the Company payment in the form previously determined by the Committee. SARs shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any SARs.

               (d) Amount of Payment. The amount of payment to which a
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Participant shall be entitled upon the exercise of each SAR shall be equal to
100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Option related to the SAR was granted or became effective, as the case may be.

     (S)  7.   Restricted Stock; Restrictions Prior to Public Offering.
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               (a) Grant of Restricted Stock. Subject to the provisions of this
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Plan, the Committee may grant shares, or Options for shares, of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

               (b) Restrictions Prior to Public Offering. In addition to any
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restrictions imposed by the Committee, until such time as the Company has issued stock in an offering to the public pursuant to a registration statement filed with the Securities Exchange Commission, all Options and all shares issued upon the exercise of Options ("Option Stock"), shall be subject to the restrictions set forth in this Subsection 7(b).

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                   (1) Option Stock may not be sold, assigned, transferred,
pledged or otherwise encumbered except with the express written consent of the Company, which the Company shall have no obligation to grant. Any attempted sale, assignment, transfer, pledge or other encumbrance in violation of the terms of this Subsection 7(b)(1) shall be void.

                   (2) A person acquiring any Option Stock (an "Option Plan Stockholder"), or his personal representative, as the case may be, shall sell to the Company and the Company shall have the option, but not the obligation, to purchase, all but not less than all shares of Option Stock owned by such Option Plan Stockholder, upon the occurrence of any of the following events:

                       (i)  the death of the Option Plan Stockholder; or

                       (ii) the termination of the Option Plan Stockholder's employment with the Company or Cleartel, with or without cause, or the decision of the Company or Cleartel to terminate such Option Plan Stockholder's employment.

                   (3) In the event the Company exercises its option under
Section 7(b)(2) to purchase Option Stock, the per share purchase price of the Option Stock shall be equal to the most recently determined per share Fair Market Value of the Company's Common Stock, or, at the Company's sole option, the per share Fair Market Value of the Company's Common Stock determined as of the date of the event causing the required sale. The Company may exercise its option under Subsection 7(b)(2) at any time within 90 days after the later of
(i) the date of the Option Plan Stockholder's death or termination of employment with the Company or (ii) the date of the Option Plan Stockholder's (or personal representative's) acquisition of the Option Stock, by delivery of a written notice to the Option Plan Stockholder. If the Company does not exercise its option under Subsection 7(b)(2) within 90 days after the later of (i) the date of the Option Plan Stockholder's death or termination of employment with the Company or (ii) the date of the Option Plan Stockholder's (or personal representative's) acquisition of the Option Stock, then such option will terminate.

                   (4) The purchase price shall be paid, at the option of the Company, either (i) in cash, (ii) by the Company's delivery of the Company's promissory note, payable in equal semi-annual installments (beginning six months after settlement) of principal plus accrued interest over a period not to exceed five (5) years from the date of settlement, or (iii) by any combination of the foregoing. The note shall bear interest on its unpaid principal balance at the variable per annum rate equal to the "Prime Rate" as published from time to time in the money rates column of The Wall Street Journal (the "Prime Rate").
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                   (5) Settlement of the purchase of any Option Stock by the
Company pursuant to the terms of this Subsection 7(b)(2) shall be made within 90 days after the date of the Company's notice of its election to exercise its option.

                   (6) Following any sale under this Subsection 7(b)(2), all shares acquired by the Company shall become available for reissue under this Plan, or at the Company's option, may be canceled.

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                   (7) The restrictions in this Subsection 7(b) and the
Company's option to purchase Option Stock hereunder shall automatically terminate and be of no further force and effect upon the Company's issuance of Common Stock in an offering to the public pursuant to a registration statement filed with the Securities and Exchange Commission.

               (c) Certificates. Shares of Restricted Stock shall be evidenced
                   ------------
in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (S)  8.   General Provisions Applicable to Awards
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               (a) Documentation. Each Award under this Plan shall be evidenced
                   -------------
by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable tax and regulatory laws and accounting principles.

               (b) Committee Discretion. Each type of Award may be made alone,
                   --------------------
in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by this Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

               (c) Dividends and Cash Awards. In the discretion of the
                   -------------------------
Committee, any Award under this Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under this Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

               (d) Termination of Employment. The Committee shall determine the
                   -------------------------
effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

               (e) Change in Control. In order to preserve a Participant's
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rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control,
(iv) cause the Award to be assumed, or new rights substituted therefor, by another entity or (v) make such other

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provision as the Committee may consider equitable to Participants and in the best interests of the Company.

               (f) Transferability. In the discretion of the Committee, any
                   ---------------
Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability.

               (g) Loans. The Committee may authorize the making of loans or
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cash payments to Participants in connection with the grant or exercise of any
Award under this Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

               (h) Withholding Taxes. The Participant shall pay to the Company,
                   -----------------
or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under this Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery.

               (i) Foreign Nationals. Awards may be made to Participants who are
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foreign nationals or employed outside the United States on such terms and conditions different from those specified in this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable laws.

               (j) Amendment of Award. The Committee may amend, modify or
                   ------------------
terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (S)  9.   Certain Definitions
               -------------------

               (a) "Affiliate" means, with respect to any person, any business entity in which such person owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

               (b) "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under this Plan.

               (c) "Board" means the Board of Directors of the Company.

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               (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

               (e) "Committee" means any committee of not less than two directors of the company who shall be appointed by the pleasure of the Board, none of whom shall (i) be eligible to participate in this plan while a member of the Committee nor (ii) have been eligible to participate in this Plan for a period of one year prior to appointment. The Board may appoint an existing committee to act as the "Stock Option Committee," provided that its members satisfy the eligibility provisions of this subsection 9(e). The Committee shall be governed by the provisions in the Company's Bylaws regarding the activities of the committees and shall be required to report to the Board, if the committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a "none-employee director" within the meaning of applicable Rule 16b-3 under the Exchange Act or an "outside director" within the meaning of
Section 162(m) of the Code, respectively.


               (f) "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

               (g) "Company" means CGX Communications, Inc., a Delaware corporation.

               (h) "Covered Employee" means a "covered employee" within the meaning of Section 162(m) of the Code.

               (i) "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

               (k) "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

               (l) "Participant" means a person selected by the Committee to receive an Award under this Plan.

               (m) "Reporting Person" means a person subject to Section 16 of the Exchange Act.

     (S)  10.  Miscellaneous
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               (a) No Right to Employment. No person shall have any claim or
                   ----------------------
right to be granted an Award. Neither this Plan nor any Award hereunder shall be deemed to give any employee

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the right to continued employment or to limit the right of the Company to discharge any employee at any time.

               (b) No Rights as Stockholder. Subject to the provisions of the
                   ------------------------
applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under this Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

               (c) Effective Date. Subject to the approval of the stockholders
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of the Company, this Plan, as amended and restated hereby, shall be effective as of February 12, 1999.

               (d) Amendment of Plan. The Board may amend, suspend or terminate
                   -----------------
this Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

               (e) Governing Law. The provisions of this Plan shall be governed
                   -------------
by and interpreted in accordance with the laws of the State of Delaware.

This Plan, as amended and restated hereby, was approved by the Board of Directors as of February 12, 1999.

This Plan, as amended and restated hereby, was approved by the stockholders as of February 12, 1999.

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